UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒  Definitive Proxy Statement

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☐  Soliciting Material Pursuant to §.240.14a-12

FUSHI INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

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FUSHI INTERNATIONAL, INC.
1 Shuang Qiang Road,
Jinzhou, Dalian,
The People’s Republic of China 116100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 25, 2007

To the Stockholders of Fushi International, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Fushi International, Inc., a Nevada corporation, to be held at the Grand Conference Room, 2nd Floor of Fushi Building, 1 Shuang Qiang Street, Jinzhou, Dalian, People’s Republic of China 116100, on the 25th day of July, 2007, at 10:00 a.m. local time, for the following purposes:

1.	To elect five members to the Board of Director of the Company to serve until their respective successors are elected and qualified; and

2.	To ratify and approve Moore Stephens Wurth Frazer and Torbet, LLP, as our independent public accountants, to audit our financial statements for the fiscal ending December 31, 2007; and

3.	To transact such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 10, 2007 (the "Record Date") are entitled to notice of, and to vote at the meeting.

A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope, which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is our 2006 Annual Report.

By Order of the Board of Directors

Dalian, PRC July 10, 2007	Li Fu, Chairman

PROXY STATEMENT

FUSHI INTERNATIONAL, INC.
1 Shuang Qiang Road,
Jinzhou, Dalian,
The People’s Republic of China 116100

ANNUAL MEETING OF STOCKHOLDERS
JULY 25, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of Fushi International, Inc., a Nevada corporation (the "Company," "we" or "us"), is soliciting the enclosed proxy for the annual meeting of stockholders to be held on July 25, 2007, at 10:00 a.m. local time, at the Grand Conference Room, 2nd Floor of Fushi Building, 1 Shuang Qiang Street, Jinzhou, Dalian, People’s Republic of China 116100, or any continuation or adjournment thereof. At the meeting, the stockholders will be asked to vote on proposals, which are listed in the notice of annual meeting of stockholders and described in more detail below.

This proxy statement and the enclosed proxy card are being mailed on or about July 12, 2007, to all stockholders entitled to vote at the meeting. Our 2006 Annual Report on Form 10-KSB is also being mailed to all stockholders entitled to vote at the annual meeting. The Annual Report does not constitute a part of the proxy solicitation material.

At the meeting, our stockholders will be asked:

1.	To elect five members to the Board of Directors to serve until their respective successors are elected and qualified;

2.	To ratify and approve Moore Stephens Wurth Frazer and Torbet, LLP, as our independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2007; and

3.	To approve such other matters as may properly come before the meeting or any adjournment thereof.

Record Date; Outstanding Shares

Only stockholders of record at the close of business on July 10, 2007 (the "Record Date") are entitled to receive notice of, and vote at our annual meeting. As of the Record Date, there are 22,176,857 shares of common stock, $0.006 par value, issued and outstanding. Each share of our common stock is entitled to one vote on all matters. We do not have any other voting securities.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies to be voted at the annual meeting. Following the original mailing of the proxies and other proxy materials, we or our agents may supplement the solicitation of proxies by mail, telephone, internet, telegraph or in person. Following the original mailing of the proxies and other proxy materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other annual meeting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse such record holders for their reasonable expenses if requested to do so.

Revocability of Proxies

If you attend the meeting, you may vote in person, regardless of whether you have submitted a proxy. Any person giving a proxy in the form accompanying this proxy statement may revoke it at any time before it is voted. A proxy may be revoked by (i) written notice of revocation or submission of a new proxy sent to our Corporate Secretary at 1 Shuang Qiang Road, Jinzhou, Dalian, The People’s Republic of China 116100, or (ii) attending the meeting and voting in person.

Voting and Votes Required for Approval

Every stockholder of record is entitled to one vote, for each share held, on each proposal or item that comes before the meeting. There are no cumulative voting rights. By submitting your proxy, you authorize Mr. Li Fu, or any person designated as his substitute, to represent you and vote your shares at the meeting in accordance with your instructions. If the meeting is adjourned, Mr. Li Fu or his substitute will be authorized to vote your shares at any adjournment or postponement of the meeting.

To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope, to PacWest Transfer, LLC, 337 Gay Street, P.O. Box 518, Washington, VA 22747. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

In addition to solicitations by mail, we may solicit proxies in person, by telephone, facsimile or e-mail. In the event that additional solicitation material is used, it will be filed with the SEC prior to its use.

Proposal 1: Election of Directors. Directors are elected by a plurality vote and the five nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee.

Proposal 2: Ratification of Selection of Auditors. The affirmative vote of stockholders owning at least a majority of our shares of common stock entitled to vote, and voting together as a single class, present in person or represented by proxy at our annual meeting at which a quorum is present is necessary for ratification of the selection of our auditors.

Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent, PacWest Transfer. All other votes will be tabulated by an inspector of election at the meeting.

Voting by Street Name Holders

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the annual meeting is a majority of voting power, which includes the voting power that is present in person or by proxy. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares represented and voting the votes cast at the annual meeting with respect to such matter.

Under current Nevada law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) and abstentations should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, neither broker non-votes nor abstentations should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. We intend to treat broker non-votes and abstentations in this manner. Thus, a broker non-vote and abstentation will make a quorum more readily obtainable, but the broker non-vote and abstentation will not otherwise affect the outcome of the voting on a proposal.

PROPOSALS TO STOCKHOLDERS

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors presently consists of six members. The Board of directors has determined to nominate five of the existing directors. Unless otherwise instructed, the proxy holder will vote the proxies received by him for the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

Section 4.03(a) of our By-laws gives power to our Board of Directors to change the number of directors of the Company by resolution and to fill any vacancies created by an increase in the number of directors by a vote of the directors without the necessity of a vote by stockholders on such matter. Accordingly, the Board of Directors may do so from time to time between annual meetings of stockholders.

The following table sets forth the names and ages of all current directors and all persons nominated or chosen to become directors along with their current positions, offices and term:

Name of Nominee	Age	Position	Director Since

Li Fu	41	CEO/Chairman/ Director	December 13, 2005

Yue Mathus Yang	39	President/Director	December 13, 2005

Barry Raeburn	36	Director	June 15, 2007

Feng Bai	37	Director	June 15, 2007

Jiping Hua	68	Director	June 15, 2007

All of our directors hold office until the next annual meeting of shareholders, and until their successors have been qualified after being elected or appointed. Officers serve at the discretion of our Board of Directors.

Directors and Executive Officers of Fushi International (Dalian) Bimetallic Cable Co., Ltd.

Our operating subsidiary, Fushi International (Dalian) Bimetallic Cable Co., Ltd’s (“Fushi International (Dalian)”) current executive officers and directors are:

Directors and Executive Officers	Position/Title	Age
Li Fu	Executive Director	41
Yue Mathus Yang	General Manager	39
Wenbing Chris Wang	Chief Financial Officer	36
Chunyan Xu	Controller	51
Yang Roy Yu	Executive Vice President of Finance
	and Accounting	25

The following is a description of the business experience for the last five years for each of the above named directors and executive officers of our Company and Fushi International (Dalian).

Mr. Li Fu was appointed our Chairman and CEO on December 13, 2005. Mr. Fu was the founder of Dalian Fushi Bimetallic Wire Manufacturing, Co., Ltd. (“Dalian Fushi”) and was the Executive Director of Dalian Fushi since he founded it in 2001. Prior to the founding of Dalian Fushi, Mr. Fu founded and managed Dalian Fushi Enterprise Group Co., Ltd., a holding company owning various subsidiaries in the hotel, process control instrumentation, international trade, automobile maintenance and education businesses. Mr. Fu graduated from PLA University of Science and Technology with a degree in Engineering.

Mr. Yue Mathus Yang was appointed a director and President of our Company on December 13, 2005. Previously, he had served as the General Manager of Dalian Fushi since November 2004. Mr. Yang is the founder of Forward Investment Co., Ltd and has served as its Chairman since 2000. Prior to that, Mr. Yang worked for Liaoning Province Economic & Trade Collaboration Enterprise Group as an Executive VP from 1994 to 1998 and the Export Department of Liaoning Province Chemicals Import & Export Corporation as a Business Manager from 1990 to 1994. Mr. Yang graduated from Shenyang Finance University with a Bachelor's Degree in International Trade.

Barry Raeburn was appointed director of our Company on June 15, 2007. Since September, 2005, Barry Raeburn has been Executive Vice President of Finance and Corporate Development for Harbin Electric, Inc. (Nasdaq: HRBN). During his tenure at Harbin Electric as Head of U.S Operations, he led the company in its successful upgrade listing to the NASDAQ Stock Exchange and provided key leadership in the areas of finance, accounting, investor and public relations, SEC compliance, corporate governance, and administration. Prior to joining Harbin, Mr. Raeburn worked as a specialty technology analyst in an investment bank covering early stage companies within multiple industries. Mr. Raeburn also spent over 6 years at an investment advisor as a financial analyst responsible for developing various quantitative ranking models and analyzing equity investments. His experience also includes forecasting and analysis of major macro economic activity. Mr. Raeburn graduated in 1996 with his BBA degree in Finance and Risk Management from Temple University.

Mr. Feng Bai was appointed director of our Company on June 15, 2007. He founded Lighthouse Consulting Ltd. in Hong Kong in February 2003 and has been its Managing Director since then. Mr. Bai has been active in advising foreign corporations to invest and setup joint ventures in the PRC. Since 1999, Mr. Bai has been doing business in China mainly in consulting, investment and distribution. From 1997 to 1999, Mr. Bai was employed by the investment banking division of Banco Santander, focusing on clients and transactions in Asia. Mr. Bai received his M.B.A. degree from Harvard Business School in 1997 and graduated from Babson College in 1993 with a B.S. in Finance/Investment and International Business Administration. Mr. Bai presently also sits on the board of Harbin Electric, Inc.

Mr. Jiping Hua was appointed director of our Company on June 15, 2007. Mr. Hua has been Chairman of China Optical & Electrical Cable Association since 2000 and is a preeminent expert in the wire and cable industry of People’s Republic of China. He brings to us over 40 years of experience focused on the research and development of special cable and new materials applications. He was one of the major authors of the widely used textbook, “Information Transmission Line and Applications”. Over the years, Mr. Hua has been awarded the prestigious title of “Expert with Outstanding Contributions” by the Ministry of Electrical Industry of China and has been the recipient of National Special Allowance to Outstanding Scientists from the PRC government. Mr. Hua was also a member of the 10th Shanghai People’s Congress, former President of the 23rd Research Institute of Electronics Industry, Fellow of the China Institute of Electronics (CIE), Senior Member of the Institute of Electrical and Electronics Engineers (IEEE) and Director of the Shanghai Science & Technology Veterans Association. Mr. Hua graduated from the Shanghai Jiao Tong University in 1962 with a BS in Electrical Engineering.

Mr. Wenbing Chris Wang has served as our Chief Financial Officer since December 13, 2005. Prior to that, Mr. Wang served as Chief Financial Officer of Dalian Fushi since March 2005. Mr. Wang served as an Executive Vice President of Redwood Capital, Inc. from November 2004 to March 2005, with specific focus on providing strategic and financial advisory services to China-based clients seeking access to the U.S. capital markets. Mr. Wang previously served as Assistant VP of Portfolio Management at China Century Investment Corporation from October 2002 to September 2004. Prior to that, Mr. Wang worked for Credit Suisse First Boston (HK) Ltd. Fluent in both English and Chinese, Mr. Wang holds an MBA in Finance and Corporate Accounting from Simon Business School of University of Rochester.

Ms. Chunyan Xu has served as our Controller since December 13, 2005. Ms. Xu served as the Controller of Dalian Fushi and Fushi International (Dalian) since 2001. She previously served as the Chief Accountant at the Dalian Personnel Bureau and served as a Finance Manager of a Chinese public company. Ms. Xu has many years of experience in industrial accounting, public company accounting and accounting management.

Mr. Yang Roy Yu has served as our Executive Vice President of Corporate Finance and Accounting since February 2006. Mr. Yu previously worked for Harbin Yinhai Co.  At Harbin Yinhai, he served primarily as Manager of the Investment and Development Department and was active in all aspects of its financial operations. Born in Harbin, Mr. Yu received his B.A. in Accounting and Finance from London South Bank University, and was qualified by the Association of Chartered Certified Accountants in 2004.

Corporate Governance - Director Independence

Messrs Barry L. Raeburn, Feng Bai and Jiping Hua, are independent directors pursuant to the definition of “independent director” under NASDAQ, Marketplace Rule 4200(a)(15).

Nominees

The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to us by the respective nominees:

 Mr. Li Fu was appointed our Chairman and CEO on December 13, 2005. Prior to that, Mr. Fu was the founder of Dalian Fushi and was the Executive Director of Dalian Fushi since he founded it in 2001. Prior to founding Dalian Fushi, Mr. Fu founded and managed Dalian Fushi Enterprise Group Co., Ltd., a holding company owning various subsidiaries in the hotel, process control instrumentation, international trade, automobile maintenance and education businesses. Mr. Fu graduated from PLA University of Science and Technology with a degree in Engineering.

Mr. Yue Mathus Yang was appointed a director and President of our Company on December 13, 2005. Prior to that, he served as the General Manager of Dalian Fushi since November 2004. Mr. Yang is the founder of Forward Investment Co., Ltd and has served as its Chairman since 2000. Prior to that, Mr. Yang worked for Liaoning Province Economic & Trade Collaboration Enterprise Group as an Executive VP from 1994 to 1998 and the Export Department of Liaoning Province Chemicals Import & Export Corporation as a Business Manager from 1990 to 1994. Mr. Yang graduated from Shenyang Finance University with a Bachelor's Degree in International Trade.

Mr. Barry L. Raeburn was appointed a director of our Company on June 15, 2007. Since September, 2005, Barry Raeburn has been Executive Vice President of Finance and Corporate Development for Harbin Electric, Inc. (Nasdaq: HRBN). During his tenure at Harbin Electric as Head of U.S Operations, he led the company in its successful upgrade listing to the NASDAQ Stock Exchange and provided key leadership in the areas of finance, accounting, investor and public relations, SEC compliance, corporate governance, and administration. Prior to joining Harbin, Mr. Raeburn worked as a specialty technology analyst in an investment bank covering early stage companies within multiple industries. Mr. Raeburn also spent over 6 years at an investment advisor as a financial analyst responsible for developing various quantitative ranking models and analyzing equity investments. His experience also includes forecasting and analysis of major macro economic activity. Mr. Raeburn graduated in 1996 with his BBA degree in Finance and Risk Management from Temple University.

Mr. Feng Bai was appointed a director of our Company on June 15, 2007. He founded Lighthouse Consulting Ltd. in Hong Kong in February 2003 and has been its Managing Director since then. Mr. Bai has been active in advising foreign corporations to invest and setup joint ventures in the PRC. Since 1999, Mr. Bai has been doing business in China mainly in consulting, investment and distribution. From 1997 to 1999, Mr. Bai was employed by the investment banking division of Banco Santander, focusing on clients and transactions in Asia. Mr. Bai received his M.B.A. degree from Harvard Business School in 1997 and graduated from Babson College in 1993 with a B.S. in Finance/Investment and International Business Administration. Mr. Bai presently also sits on the board of Harbin Electric, Inc.

Mr. Jiping Hua was appointed a director of our Company on June 15, 2007. Mr. Hua has been Chairman of China Optical & Electrical Cable Association since 2000 and is a preeminent expert in the wire and cable industry of People’s Republic of China. He brings to Fushi over 40 years of experience focused on the research and development of special cable and new materials applications. He was one of the major authors of the widely used textbook, “Information Transmission Line and Applications”. Over the years, Mr. Hua has been awarded the prestigious title of “Expert with Outstanding Contributions” by the Ministry of Electrical Industry of China and has been the recipient of National Special Allowance to Outstanding Scientists from the PRC government. Mr. Hua was also a member of the 10th Shanghai People’s Congress, former President of the 23rd Research Institute of Electronics Industry , Fellow of the China Institute of Electronics (CIE), Senior Member of the Institute of Electrical and Electronics Engineers (IEEE) and Director of the Shanghai Science & Technology Veterans Association. Mr. Hua graduated from the Shanghai Jiao Tong University in 1962 with a BS in Electrical Engineering.

During the past five years, none of the directors, nominees or executive officers:

(i)
has had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(ii)	has had a conviction in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii)
is subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

(iv)
has been found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Directors are elected by a plurality vote and the five nominees who receive the most votes of our common stock, voting together as a class, will be elected. In the election of directors, votes may be cast in favor of or withheld with respect to each nominee.

Family Relationships

There are no family relationships among our directors, nominees or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE. PROXIES SOLICITED HEREBY WILL BE VOTED "FOR" EACH DIRECTOR NAMED ABOVE UNLESS A VOTE AGAINST A NOMINEE OR AN ABSTENTION IS SPECIFICALLY INDICATED.

Board of Directors’ Meetings and Committees; Annual Meeting Attendance

Our Board of Directors held a total of two meetings during the fiscal year ended December 31, 2006. In addition, the Board of Directors acted two times by unanimous written consent during the same period. During the fiscal year ended December 31, 2006, each of our directors attended at least 75% of the aggregate number of all meetings of the Board of Directors.

We currently have standing Audit, Nominating and Compensation Committees of the Board of Directors.

Audit Committee

The Audit Committee of the Board of Directors is responsible for (i) recommending independent accountants to the Board, (ii) reviewing our financial statements with management and the independent accountants, (iii) making an appraisal of our audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and our independent accountants with regard to the adequacy of internal accounting controls. The members of the Audit Committee currently are Messrs. Barry Raeburn, Feng Bai and Jiping Hua. Our Board of Directors has determined that it has an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K as promulgated by the SEC. The Company’s audit committee financial expert is Barry Raeburn. The directors who serve on the Audit Committee are “independent” directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. Our Board of Directors has adopted a written charter for the Audit Committee which is attached as Appendix A hereto. The Charter is not currently available on the Company’s website.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for (i) determining our general compensation policies, (ii) establishing compensation plans, (iii) determining senior management compensation and (iv) administering our stock option plans. The members of the Compensation Committee currently are Messrs. Barry Raeburn, Feng Bai and Jiping Hua. Our Board of Directors has adopted a written charter for the Compensation Committee which is attached hereto as Appendix B. The charter is not currently available on the Company’s website. The directors who serve on the Compensation Committee are “independent” directors based on the definition of independence in the listing standards of the National Association of Securities Dealers.

Compensation programs for executive officers are designed to attract, retain and motivate employees who will contribute to the achievement of corporate goals and objectives. Elements of executive compensation presently only comprise salaries and other forms of compensation, such as stock option and stock incentive plans in order to achieve a balance between cash and other compensation in order to attract and retain qualified personnel, and to incentivize them in their duties.

In making its decisions or recommendations, the Compensation Committee takes into account factors it deems relevant to the specific compensation component being considered, including: compensation paid by other business organizations of comparable size in the same industry and related industries; profitability; the attainment of annual individual and business objectives; an assessment of individual contributions relative to others; and historic compensation awards. Any decision is made by members of the Compensation Committee jointly and such authority is not delegated to anyone.

Nominating Committee

The purpose of the Nominating Committee of the Board of Directors is to assist the Board of Directors in identifying and recruiting qualified individuals to become Board members and select director nominees to be presented for Board and/or stockholder approval. The members of the Nominating Committee currently are Messrs. Barry Raeburn, Feng Bai and Jiping Hua. The directors who serve on the Nominating Committee are “independent” directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. The Nominating Committee has a written charter, a copy of which is attached as Appendix C hereto. The charter is not currently available on the Company’s website.

The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to the Company’s Chief Financial Officer at c/o 1 Shuang Qiang Street, Jinzhou, Dalian, People’s Republic of China 116100. Any stockholder wishing to nominate an individual for election to the Board must comply with the advance notice procedures described in the “Stockholders’ Proposals” section at the end of this proxy statement. The nomination must contain the following information about the nominee: name, age, business and residence addresses, principal occupation or employment, the number of shares of common stock held by the nominee, the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director, and a signed consent of the nominee to serve as a director of the Company, if elected. The Nominating Committee has not specified any minimum qualifications for serving on the Board. However, in its assessment of potential candidates, it will review the candidate’s character, business experience and understanding of our business environment, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time. There is no difference in the evaluation process for nominees recommended by a security holder.

BOARD OF DIRECTORS COMPENSATION

Compensation of Directors

Persons who are directors and employees are not currently additionally compensated for their services as a director. Persons who are directors but not employees (“Non-executive Directors”) are compensated as follows:

1.	an annual compensation of $15,000;

2.	50,000 stock options, to be vested in accordance with the following schedule:

No. of Options	Vesting Schedule
12,500	Immediately upon their appointment as director
4,687	At the end of the first calendar quarter after their appointment
4,687	At the end of the second calendar quarter after their appointment
4,687	At the end of the third calendar quarter after their appointment
4,687	At the end of the fourth calendar quarter after their appointment
4,687	At the end of the fifth calendar quarter after their appointment
4,687	At the end of the sixth calendar quarter after their appointment
4,687	At the end of the seventh calendar quarter after their appointment
4,691	At the end of the eighth calendar quarter after their appointment

3.	$1,000 per full Board of Directors meeting attended; and

4.	$500 per full Committee meeting attended.

Non-executive Directors are also reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they would serve.

EXECUTIVE COMPENSATION

The following is a summary of the compensation paid by us to our CEO and executive officers who have received compensation in excess of $100,000 for the two years ended December 31, 2006 and 2005, respectively.

Name and Principal Position	Year	Salary (cash or non-cash) ($)	Bonus (cash or non-cash) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Li Fu (1)	2006 2005	— 240,000	— —	— —	— —	— —	— —	— —	— 240,000

Yue Mathus Yang (2)	2006 2005	— 180,000	— —	— —	— —	— —	— —	— —	— 180,000

Chris Wenbing Wang (3)	2006 2005	— 120,000	— —	— —	— —	— —	— —	— —	— 120,000

(1) Mr. Fu's annual salary for 2005, commencing in December, 2005, was $240,000.

(2) Mr. Yang joined us in November 2004. Beginning in December 2005, his annual salary was $180,000.

(3) Mr. Wenbing Chris Wang joined us in March 2005. Beginning in December 2005, his annual salary was $120,000.

Although we do not have any equity compensation plans, under our Series B convertible preferred stock purchase agreement we are to reserve for issuance 2,000,000 shares of common stock under an approved and qualified employee stock ownership plan, the terms of which will be determined by the compensation committee of our Board of Directors.

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

We have three executive officers, Messrs Li Fu, Yue Mathus Yang and Wenbing Chris Wang. Messrs Li Fu and Yue Mathus Yang are also directors of the Company. We have a Compensation Committee comprising Messrs. Barry Raeburn, Feng Bai and Jiping Hua.

The Compensation Committee’s goal in determining compensation levels is to adequately reward the efforts and achievements of executive officers for the management. We have no pension plan or deferred compensation arrangement. We have not used a compensation consultant in any capacity but believe that our executive officer compensation package is comparable to similar businesses in our location of operations.

Each of the three executive officers has an employment agreement that outlines salary and benefit arrangements. The three agreements have similar terms, which include, but are not limited to: base salaries of cash, discretionary bonus, termination for cause and termination without notice and the provision of labor-related benefits in conformance with PRC labor laws. These agreements have ten-year terms.

Notwithstanding the said employment agreements, each of the three executive officers has elected to waive and forego their base salaries for the fiscal year ended December 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of July 10, 2007 with respect to the beneficial ownership of each class of our voting securities by (i) any person or group owning more than 5% of each class of our voting securities, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group.

In determining beneficial ownership of the common stock, the number of shares shown includes shares which the beneficial owner may acquire upon exercise of warrants or options which may be acquired within 60 days. In determining the percent of common stock beneficially owned by a person on July 10, 2007, (a) the numerator is the number of shares of the common stock beneficially owned by such person, including shares which the beneficial owner may acquire within 60 days upon conversion or exercise of a derivative security (in this case the warrants) and (b) the denominator is the sum of (i) the total shares of common stock outstanding on July 10, 2007 which is approximately 22,176,857, and (ii) the total number of shares that the beneficial owner may acquire upon exercise of the warrants. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

Except as otherwise stated, the address of the directors and executive officers listed in the table is c/o our Company, 1 Shuang Qiang Road, Jinzhou, Dalian, People's Republic of China 116100.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Shares		Percent
Owner of more than 5%

Li Fu (transferred from Dalian Fushi Enterprise Group Company, Ltd. (“Fushi Group”) (1) 1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of Chin 116100	11,988,242		52.53	%(2)

Pope Asset Management LLC 5100 Poplar Avenue, Suite 512 Memphis, TN 38137	2,716,463	(3)	11.90%

Directors and Executive Officers

Li Fu (transferred from the Fushi Group) Chairman of Board, Director, CEO	11,988,242		52.53	%(2)

Yue Mathus Yang Director, President	1,000,000		4.38%

Barry Raeburn Director	12,500		0.05	%(5)

Feng Bai	12,500		0.05	%(5)

Jiping Hua	12,500		0.05	%(5)

John D. Kuhns Director The Farm House 558 Lime Rock Road Lakeville, CT 06039	637,988	(4)	2.8%

Wenbing Chris Wang Chief Financial Officer	200,000		0.88%

Xishan Yang Head of Research and Development	241,488		1.06%

Chunyan Xu Controller	22,751		0.10%

All Directors and Executive Officers as a group	14,127,969		61.91%

(1) On December 13, 2005, Dalian Fushi Bimetallic Manufacturing Company, Ltd., a company owned by Fushi Group, Chunyan Xu, Yue Mathus Yang and Xishan Yang, acquired 20,000,000 pre-split shares of our common stock from Glenn A. Little. Under SEC rules, each of those persons is deemed to have acquired beneficial ownership of all of those shares. For purpose of Rule 13d-3 of the Exchange Act, they may be considered collectively as a "group", and thus each is deemed to be the beneficial owner of the entire 20,000,000 pre-reverse split shares. These 20,000,000 shares were converted into approximately 81,542 shares of common stock immediately following a reverse stock split, representing approximately 0.4% of the voting capital of the Company post reverse stock split. The individual percentage of ownership of voting stock of the Company for each member of the group includes this 0.4%.

(2)  On or about March 3, 2006, Fushi Group, of which Mr. Li Fu, our chairman of Board and CEO, owns 85%, transferred its entire equity interest in the Company to Mr. Li Fu. On about the same time, Mr. Fu agreed to transfer out of his shares an aggregate of 2,939,774 shares to his immediate family members and 200,000 shares to Mr. Wenbing Chris Wang. Thus, Mr. Fu is the beneficial owner of a total of 11,988,242 shares (including Dalian Fushi's holdings) under Rule 13d-3 of the Exchange Act.

As a condition of our series B convertible preferred stock purchase agreements, Dalian Fushi deposited in escrow its 20,000,000 pre-reverse stock-split shares of common stock acquired from Glenn Little. These shares were converted into 81,542 shares of common stock at a reverse stock split, representing approximately 0.4% of our outstanding common stock.

(3)  Pope Asset Management LLC, a registered investment advisor, acquired these shares for the accounts of 139 of its clients and has sole voting power over these shares, but shares dispositive power with its clients over the shares in their respective accounts.

(4) Includes warrants to purchase 89,745 shares of common stock, as well as 239,506 shares of common stock owned by Kuhns Brothers and warrants held by Kuhns Brothers to purchase 149,575 shares of common stock. Mr. Kuhns one of our directors, is the Chairman and 45% shareholder of Kuhns Brothers. Thus, Mr. Kuhns has the voting and investment power over the securities held by Kuhns Brothers and is deemed to be the beneficial owner of these securities under Rule 13d-3 of the Exchange Act.

(5) Messrs. Raeburn, Bai and Hua were appointed directors on June 15, 2007. They were each granted, amongst other things, options to purchase 50,000 shares of the Company’s stock. The stock options vest as follows: (i) 12,500 stock options immediately upon their appointment as directors, (ii) 4,687 stock options thereafter at the end of each calendar quarter after their appointment and (iii) 4,691 stock options at the end of the eight calendar quarter after their appointment.

 TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

As of December 31, 2006, Kuhns Brothers, Inc was paid $80,000 based on an engagement letter agreement dated May 27, 2005, by and between Kuhns Brothers, Inc. and Dalian Fushi which was terminated in September 2006. The majority owner of Kuhns Brothers, Inc. is John D. Kuhns, one of our Directors.

On September 13, 2006, Mr. Li Fu, our largest shareholder, Chief Executive Officer and Chairman of the Board, entered into two stock purchase agreements to sell a total of 800,000 shares of common stock of the Company to Pope Investments LLC and Halter Pope USX China Fund. The transaction closed on September 19, 2006. The shares were sold in a private sale transaction and with a restrictive legend. On September 20, 2006, Mr. Fu advanced a large portion of the proceeds from the private sale amounting to $4.45 million to the Company in meeting the Company’s working capital needs. The loan is unsecured, interest free and repayable on demand.

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the calendar year ended December 31, 2006, and to date, all Section 16(a) filing requirements applicable to its insiders were complied with.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

Our Board of Directors recommended the appointment of, and appointed Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”), as our independent auditor for the fiscal year ending December 31, 2007. Moore Stephens served as our independent auditor for fiscal year ended December 31, 2006. Prior to Moore Stephens, Jimmy C.H. Cheung & Co. served as our independent auditor.

On December 13, 2005, concurrent with the change in control of our Company reported in Item 5.01 of its Current Report on Form 8-K filed with the SEC on December 14, 2005, our Board of Directors approved the dismissal of S. W. Hatfield, CPA ("Hatfield") as our registered independent certified public accounting firm. Concurrent with this action, our Board of Directors appointed Jimmy C.H. Cheung & Co. ("Cheung") as our new registered independent certified public accounting firm. Hatfield had been previously engaged as our independent auditing firm to audit our financial statements. As a result of the change in control, our operating businesses have previously been audited by Cheung and management elected to continue this existing relationship.

No accountant's report on the financial statements, issued by Hatfield, for either of the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two fiscal years ended December 31, 2004 and 2003 and from January 1, 2005 to December 14, 2005, there were no disagreements with Hatfield on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during that period.

On October 17, 2006, we dismissed Cheung as our independent accountant. The decision to change accountants was approved by the Company's Board of Directors.

Cheung’s audit opinions on the financial statements of the Company for the fiscal years ended December 31, 2005 (consolidated) and 2004 did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Cheung did not audit the Company’s financial statements for any period after December 31, 2005.

From the date of Cheung’s retention as the Company’s registered independent certified public accounting firm on December 13, 2005 through the date of Cheung’s dismissal, there were no disagreements between Cheung and the Company on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of Cheung, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

On October 17, 2006, we retained Moore Stephens Wurth Frazer and Torbet, LLP as our independent accountant, which retention was approved by the Board of Directors of the Company. Moore Stephens is located at 1199 South Fairway Drive. Suite 200, Walnut, California 91789. We had not consulted with Moore Stephens on any matters relating to the application of accounting principles or any matter that was either the subject of a disagreement or a reportable event prior to this engagement.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountants:

1.	Jimmy C.H. Cheung & Co.

	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005
Audit Fees	None	$70,000
Audit Related Fees	$41,000	$32,000
Tax Fees	None	None
All Other Fees	None	None

2.	Moore Stephens Wurth Frazer and Torbet, LLP

Fiscal Year Ended December 31, 2006
Audit Fees	$90,000
Audit Related Fees	$15,000
Tax Fees	$8,543
All Other Fees	None

In the event that we should require substantial non-audit services, the Board of Directors would approve such services and the fees therefore.

We do not expect a representative from Moore Stephens will be physically present at the meeting. They will however be able to make a statement if they so desire at the meeting and representatives are expected to be available to respond to questions by telephone.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL 2007.

STOCKHOLDER COMMUNICATIONS

We encourage stockholder communications to the Board of Directors and/or individual Directors. Stockholders who wish to communicate with the Board of Directors or an individual Director should send their communications to the care of Wenbing Chris Wang, Chief Financial Officer, Fushi International, Inc., 1 Shuang Qiang Road, Jinzhou, Dalian, The People’s Republic of China 116100.

STOCKHOLDERS' PROPOSALS

A stockholder of record may present a proposal for action at the 2007 Annual Meeting of Stockholders provided that we receive such proposal at our executive office no later than January 31, 2008. We anticipate that the 2007 Annual Meeting will be held in June 2008. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the 2007 Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before March 1, 2008.

GENERAL

Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 1 and 2.

OTHER BUSINESS

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

Dalian, PRC July 10, 2007	Li Fu, Chairman

FUSHI INTERNATIONAL, INC.
1 Shuang Qiang Road,
Jinzhou, Dalian,
The People’s Republic of China 116100

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and 2007 Proxy Statement and hereby appoints Li Fu, attorney and proxy, with full power of substitution and resubstitution, to vote all shares of the Common Stock, par value $0.006 per share of Fushi International, Inc., a Nevada corporation (the "Company"), held of record by the undersigned at the close of business on July 10, 2007 at the annual meeting of stockholders of the Company to be held on July 25, 2007 at 10:00 a.m., local time, at Grand Conference Room, 2nd Floor of Fushi Building, 1 Shuang Qiang Street, Jinzhou, Dalian, People’s Republic of China 116100 and at any postponement or adjournment thereof, as indicated in this Proxy:

IF THIS PROXY IS PROPERLY DATED AND EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED AND, IN THE ABSENCE OF DIRECTION AS TO THE MANNER OF VOTING, WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE SLATE OF NOMINEES TO BE VOTED UPON BY THE HOLDERS OF COMMON STOCK SET FORTH IN THE PROXY STATEMENT, AND FOR RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY Please mark vote in box using dark ink only.

1. Election of Directors:

WITH AUTHORITY TO VOTE FOR	WITHHOLD AUTHORITY
ALL NOMINEES LISTED BELOW	TO VOTE FOR ALL NOMINEES
(except as marked to the contrary below)	LISTED BELOW

Nominees: Li Fu, Yue Mathus Yang, Barry Raeburn, Feng Bai, Jiping Hua

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

(Continued and to be signed on the reverse side)

2. Ratification of the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as the Company's independent auditor for the fiscal year ending December 31, 2007.

____ FOR ____ AGAINST ____ ABSTAIN

3. As recommended by the Board of Directors, or in the absence of such recommendation in their own discretion, to vote upon such other business as may properly come before said meeting or any postponement or adjournment thereof.

Dated:

(Signature)

Please Print Name

Signature if held jointly

Please Print Name

Please date this Proxy and sign exactly as the name(s) appears on the enclosed envelope and return the signed Proxy in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Appendix A

FUSHI INTERNATIONAL, INC.

AUDIT COMMITTEE CHARTER

A. Purpose and Scope

The primary function of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of Fushi International, Inc. and its subsidiaries (the "Corporation"), and the audits of the financial statements of the Corporation and to exercise the responsibilities and duties set forth below, including, but not limited to:

(a)
assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's stockholders or to the general public, and (ii) the Corporation's internal financial and accounting controls,

(b)	oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Corporation,

(c)	recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations,

(d)
recommend, establish and monitor procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters,

(e)	engage advisors as necessary, and

(f)	determine the funding from the Corporation that is necessary or appropriate to carry out the Committee's duties.

B. Composition

The Committee shall be comprised of such minimum number of directors as to satisfy the audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time. The composition of the Committee shall satisfy the independence requirements of any applicable Regulatory Body, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

Each member of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement, and not have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. At least one member of the Committee shall have had past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet with management, the internal auditors, if any, and the independent accounting firm in executive sessions at least quarterly to discuss matters for which the Committee has responsibility.

C. Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Document Review

1.	Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2.
Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K or 10-KSB. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's Annual Report on Form 10-K or 10-KSB. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's Quarterly Reports on Form 10-Q or 10-QSB.

3.	Instruct the independent accounting firm to review the Corporation's interim financial statements prior to their inclusion in the Corporation's Quarterly Reports on Form 10-Q or 10-QSB.

Independent Accounting Firm

4.
The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent accounting firm engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or any other related work. The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms. The Committee shall have the ultimate authority and responsibility to appoint, evaluate and, when warranted, replace, such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5.	Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

6.
Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

7.
On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact the independent accounting firm's objectivity and independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

8.	On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

9.	Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

10.
Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Committee.

11.
Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years, and oversee the rotation of other audit partners, in accordance with applicable rules and regulations.

12.
Consider in advance whether or not to approve any audit and non-audit services to be performed by the independent accounting firm required to be approved by the Committee pursuant to the rules and regulations of any applicable Regulatory Body and adopt and implement policies for such pre-approval.

13.
The Committee shall have the authority to oversee and determine the compensation of any independent accounting firm engaged by the Corporation and shall notify the Corporation of anticipated funding needs of the Committee.

Internal Audit Function

14.	Review the responsibilities, budget and staffing of any internal auditors.

15.	Review the significant reports to management prepared by any internal auditors and management's responses.

Financial Reporting Processes

16.	In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal control over financial reporting.

17.
Review disclosures made to the Committee by the Corporation's chief executive officer and chief financial officer in connection with their certifications of the Corporation's Annual Reports on Form 10-K or 10-KSB and Quarterly Reports on Form 10-Q or 10-QSB, including disclosures concerning (a) evaluations of the design and operation of the Corporation's internal control over financial reporting, (b) significant deficiencies and material weaknesses in the design and operation of the Corporation's internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize, and report financial information, and (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

18.
Regularly review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Corporation's internal auditors, if any, and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies.

19.
Request and review periodic reports from management of the Corporation as yo the Corporation's processes for reporting on internal controls of the Corporation as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Compliance

20.
To the extent deemed necessary by the Committee to carry out its duties, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Corporation's expense.

21.
Determine the funding necessary for (i) compensation of any independent accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties, and (iii) compensation of any outside advisors to be engaged by the Committee and notify the Corporation of anticipated funding needs of the Committee.

22.
Establish written procedures for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

23.
Investigate any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

Reporting

24.
Prepare, in accordance with the rules of the SEC, as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

25.
To the extent required by any Regulatory Body, instruct the Corporation's management to disclose in its annual proxy statement for each annual meeting of stockholders, Annual Report on Form 10-K or 10-KSB and Quarterly Report on Form 10-Q or 10-QSB, the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

Appendix B

FUSHI INTERNATIONAL, INC.

COMPENSATION COMMITTEE CHARTER
Statement of Policy

The Compensation Committee (the "Compensation Committee") of the Board of Directors of Fushi International, Inc. (the "Company") shall provide assistance to the Board of Directors in discharging the Board of Directors' responsibilities relating to management organization, performance, compensation and succession.

Organization

The members of the Compensation Committee shall be appointed by the Board of Directors from time to time after considering the recommendation of the Company's Nominating Committee and upon a determination by the Board of Directors that the nominees meet all required qualifications for Compensation Committee membership. Members of the Compensation Committee and may be removed by the Board of Directors. The Compensation Committee shall meet on the call of its chairman. The Compensation Committee has the authority to retain and terminate advisors to assist in discharging its duties, including the authority to approve such advisors' fees and retention terms. Half of the members of the Compensation Committee shall be a quorum to transact business. The Nominating Committee will recommend to the Board of Directors, and the Board of Directors will designate, the Chairman of the Compensation Committee.

Committee Authority And Responsibilities

In discharging its responsibilities for management organization, performance, compensation and succession, the Compensation Committee shall:

•	Consider and authorize the compensation philosophy for the Company's personnel.

•
Review and approve corporate goals and objectives relevant to chief executive officer and senior management compensation, evaluate chief executive officer and senior management performance in light of those goals and objectives and, either as a committee or together with other independent directors (as directed by the Board of Directors), determine and approve chief executive officer and senior management compensation based on this evaluation.

•
Nothing in this Charter shall be construed as precluding discussions of chief executive officer and senior management compensation with the Board of Directors generally, as it is not the intent of this Charter to impair communication among members of the Board of Directors.

•	Annually review and approve perquisites for the chief executive officer and senior management.

•	Consider and make recommendations to the Board of Directors on matters relating to organization and succession of senior management.

•	Consider and approve the report of the Compensation Committee for inclusion in the Company's proxy statement.

•	Make recommendations to the Board of Directors with respect to the Company's employee benefit plans.

•	Administer incentive, deferred compensation and equity based plans.

•	Annually review and update this Charter for consideration by the Board of Directors.

•	Annually evaluate performance and function of the Compensation Committee.

•	Report the matters considered and actions taken by the Compensation Committee to the Board of Directors.

Appendix C

FUSHI INTERNATIONAL, INC.

NOMINATING COMMITTEE CHARTER

Composition

The Nominating Committee of Fushi International, Inc. (the "Committee") shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and the members of the Committee shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Each Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time. The Board may appoint members to fill any vacancies that arise on the Committee during the year. The members of the Committee shall meet the definition of "independence" in the listing standards of the National Association of Securities Dealers.

Authority

The Committee is granted the authority to perform the duties enumerated in this Charter.

Responsibility

The Board delegates to the Committee responsibility to recommend to the Board changes in Board composition as more particularly provided for below.

Specific Duties

The Committee shall be responsible for the following:

•	make recommendations to the Board with respect to the size and composition of the Board;

•
make recommendations to the Board on the minimum qualifications and standards for director nominees and the selection criteria for the Board members, and review the qualifications of potential candidates for the Board;

•	make recommendations to the Board on nominees to be elected at the Annual Meeting of Stockholders; and

•
seek and identify a qualified director nominee, in the event that a director vacancy occurs, to be recommended to the Board for either appointment by the Board to serve the remainder of the term of a director position that is vacant or election at the Annual Meeting of the Stockholders.

Meetings

The Committee shall meet at such times as any Member of the Committee shall designate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. As necessary or desirable, Member of the Committee may request that certain members of management be present at meetings of the Committee.

Reports And Minutes

The Committee shall report to the Board as to actions of the Committee and shall make recommendations to the Board as the Committee deems appropriate. The Committee shall keep minutes for each meeting. The Committee Chairman shall review and approve the Committee minutes, and they shall be filed with the Corporate Secretary for retention with the records of the Company.